Exhibit 10.1

Execution Version

THIRD AMENDMENT TO LOAN, GUARANTY AND SECURITY AGREEMENT

This THIRD AMENDMENT TO LOAN, GUARANTY AND SECURITY AGREEMENT (this “Amendment”) dated as of May 16, 2023, is entered into by and among BIG 5 SPORTING GOODS CORPORATION, a Delaware corporation (“Parent”), BIG 5 CORP., a Delaware corporation (“Big 5 Corp”), BIG 5 SERVICES CORP., a Virginia corporation (“Big 5 Services”, and together with Big 5 Corp, each a “Borrower” and collectively, the “Borrowers”), Parent and certain of its subsidiaries from time to time joined thereto, as guarantors thereunder (each, a “Guarantor” and collectively, the “Guarantors”), financial institutions party to the Loan Agreement from time to time as Lenders, and BANK OF AMERICA, N.A., a national banking association (“Bank of America”), as agent for the Lenders (in such capacity, “Agent”), with reference to the following facts:

RECITALS

A. WHEREAS, Borrowers, Guarantors, Lenders and Agent entered into that certain Loan, Guaranty and Security Agreement dated as of February 24, 2021 (as amended, restated, extended, amended and restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”);

B. WHEREAS, Borrowers have requested that the Agent and Lenders amend the Loan Agreement in certain respects, which Agent and Lenders are willing to do so, pursuant to the terms and subject to the conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I
Definitions

Section 1.01 Defined Terms. Any and all initially-capitalized terms used in this Amendment (including, without limitation, in the Recitals to this Amendment), without definition shall have the respective meanings specified in the Loan Agreement.

Section 1.02 Recitals. The Recitals above are incorporated herein as though set forth in full and Borrowers stipulate to the accuracy of each of the Recitals.

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ARTICLE II
AMENDMENT TO LOAN AND SECURITY AGREEMENT

Section 2.01 Amendment to clause (c) of the Definition of “Permitted Indebtedness” in Section 1.1. Clause (c) of the definition of “Permitted Indebtedness” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(c) Without duplication of Debt described in clause (f) of this definition, purchase money Debt of any Obligor to finance the acquisition of any fixed or capital assets, including Capital Lease Obligations and Synthetic Lease Obligations, and any Debt assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Debt that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof, provided that the amortization, maturity, collateral (if any) and subordination (if any), and other material terms thereof (other than the interest rate applicable thereto) taken as a whole, of any such refinancing, refunding, renewing or extending Debt, and of any agreement entered into and of any instrument issued in connection therewith, are not materially less favorable to the Obligors or the Lenders than the terms of any agreement or instrument governing the Debt being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Debt does not exceed the then applicable market interest rate, provided, however, that the aggregate principal amount of Debt permitted by this clause (c) shall not exceed $30,000,000 at any time outstanding and further provided that, if requested by the Agent, the Obligors shall cause the holders of any such Debt which is secured by a Lien permitted pursuant to clause (h) of the definition of Permitted Liens to enter into a Lien Waiver on terms reasonably satisfactory to the Agent.”

For the avoidance of doubt, the definition of “Permitted Indebtedness” in Section 1.1 of the Loan Agreement shall otherwise remain in full force and effect.

ARTICLE III
conditions to effectiveness

Section 3.01 Conditions Precedent. The effectiveness of this Amendment shall be subject to the prior satisfaction of each of the following conditions:

(a) This Amendment. The Agent shall have received this Amendment, duly executed by Borrowers, Agent and the Lender.

(c) No Default. After giving effect to this Amendment, no Default or Event of Default shall exist.

(d) Payment of Fees and Expenses. The Agent shall have received from Borrowers costs and expenses owed to and/or incurred by the Agent arising in connection with this Amendment (including reasonable attorneys’ fees and costs).

(e) Other Documents. Borrowers shall have executed and delivered to the Agent such other documents and instruments as the Agent may require.

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ARTICLE IV
ADDITIONAL COVENANTS AND MISCELLANEOUS.

Section 4.01 Acknowledgment by Obligors. Each Obligor hereby represents and warrants that the execution and delivery of this Amendment and compliance by each Obligor with all of the provisions of this Amendment: (a) are within the powers and purposes of each Obligor; (b) have been duly authorized or approved by the board of directors or managers of each Obligor; and (c) when executed and delivered by or on behalf of each Obligor, will constitute valid and binding obligations of each Obligor, enforceable in accordance with their terms. Each Obligor reaffirms its obligation to pay all amounts due to Agent and Lenders under the Loan Documents in accordance with the terms thereof, as modified hereby.

Section 4.02 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or in any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any closing shall affect the representations and warranties or the right of Agent to rely thereon.

Section 4.03 Amendment as Loan Document. This Amendment shall constitute a Loan Document under the Loan Agreement. Any provision of any Loan Document which applies to Loan Documents generally shall apply to this Amendment. It shall be an Event of Default under the Loan Agreement if any Borrower breaches any covenant contained herein or if any representation or warranty contained herein proves to be inaccurate or untrue in any material respect.

Section 4.04 Reference to Loan Agreement. The Loan Agreement, each of the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

Section 4.05 Loan Agreement Remains in Effect. The Loan Agreement and the other Loan Documents remain in full force and effect and each Obligor ratifies and confirms its agreements and covenants contained therein.

Section 4.06 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment, and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 4.07 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION. SECTIONS 14.13 AND 14.14 OF THE LOAN AGREEMENT SHALL BE INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

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Section 4.08 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, Lenders and each Obligor and their respective successors and assigns; provided, however, that an Obligor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent and Lenders.

Section 4.09 Counterparts; Electronic Delivery. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

Section 4.10 Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 4.11 NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN THE AGENT, LENDERS AND OBLIGORS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE AGENT, LENDERS AND OBLIGORS.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have entered into this Amendment by their respective duly authorized officers as of the date first written above.

PARENT AND GUARANTOR:	BIG 5 SPORTING GOODS CORPORATION, a Delaware corporation

	By:	/s/Steven G. Miller
	Name:	Steven G. Miller
	Title:	President

BORROWERS:	BIG 5 CORP., a Delaware corporation

	By:	/s/Steven G. Miller
	Name:	Steven G. Miller
	Title:	President

BIG 5 SERVICES CORP., a Virginia corporation

	By:	/s/Steven G. Miller
	Name:	Steven G. Miller
	Title:	President
	Address:	2525 East El Segundo Blvd.
El Segundo, CA 90245

third AMENDMENT TO LOAN, guaranty AND SECURITY AGREEMENT

(BIG 5)

SIGNATURE PAGE

AGENT AND LENDERS:

BANK OF AMERICA, N.A.,
as Agent and Lender

By:	/s/Chad Shimabukuro
Name:	Chad Shimabukuro
Title:	Vice President

third AMENDMENT TO LOAN, guaranty AND SECURITY AGREEMENT

(BIG 5)

SIGNATURE PAGE